SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 16, 1996

                              LEHMAN BROTHERS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-6817                                13-2518466
(Commission File Number)            (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                      10285
(Address of principal                                   (Zip Code)
executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

               The following Exhibits are filed as part of this Report.

  4.1 Form of Senior Subordinated Medium-Term Note, Series A (Fixed Rate)

  4.2 Form of Senior Subordinated Medium-Term Note, Series A (Floating Rate)

  4.3 Form of Senior Subordinated Medium-Term Note, Series A (Currency Indexed)




         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LEHMAN BROTHERS INC.




                                                     By:  /s/ Karen M. Muller
                                                              Karen M. Muller
                                                              Managing Director



Date: April 16, 1996

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


4.1    Form of Senior Subordinated Medium-Term Note, Series A (Fixed Rate)

4.2    Form of Senior Subordinated Medium-Term Note, Series A (Floating Rate)

4.3    Form of Senior Subordinated Medium-Term Note, Series A (Currency Indexed)

                                                            EXHIBIT 4.1

CUSIP NO. __________

REGISTERED
No. ___                             FACE AMOUNT:



 If this Note is an OID Note (as defined below) the following legend is applicable:

 FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS NOTE IS _____% OF ITS PRINCIPAL AMOUNT, AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE YIELD TO MATURITY COMPOUNDED ______________, THE ISSUE DATE AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT PERIOD DETERMINED USING THE EXACT METHOD WITHIN THE MEANING OF PROPOSED TREASURY REGULATION SECTION 1.1272-1(c) (2)(ii) ARE AS SET FORTH BELOW.

                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTE, SERIES A
                                  (FIXED RATE)

          If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depository") or a nominee of the Depository, this Note is a Note in global form (a "Global Security") and the following legends are applicable except as specified on the reverse hereof:

This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company (as defined below) or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

ISSUE PRICE:  $      AMORTIZING NOTE:              OPTIONAL REPAYMENT PRICES:
                     [ ] YES  [ ] NO
ISSUE DATE:                                        OPTIONAL INTEREST RATE RESET:
                     SINKING FUND:                 [ ] YES  [ ] NO
MATURITY DATE:
                     TOTAL AMOUNT OF OID:          OPTIONAL RESET DATES:
INTEREST RATE:
                     YIELD TO MATURITY:            OPTIONAL REDEMPTION:
INTEREST PAYMENT                                    [ ] YES  [ ] NO
DATES:               INITIAL ACCRUAL PERIOD OID:
                                                    INITIAL REDEMPTION DATE:
REGULAR RECORD       AUTHORIZED DENOMINATIONS:
DATES:                                              INITIAL REDEMPTION
                     EXTENDIBLE NOTE:               PERCENTAGE:   %
                     [ ] YES  [ ] NO
DEPOSITORY:                                         APPLICABILITY OF ANNUAL
                                                    REDEMPTION PERCENTAGE
                     EXTENSION PERIOD:                   PERCENTAGE REDUCTION:
                                                         [ ] YES  [ ] NO
                     NUMBER OF EXTENSION PERIODS:If Yes, state Annual Percentage
                                   Reduction:%

OPTION ELECTION      OPTION TO ELECT REPAYMENT:       RENEWABLE NOTE:
DATES:               [ ] YES  [ ] NO                  [ ] YES  [ ] NO

                     OPTIONAL REPAYMENT DATES:        INITIAL MATURITY DATE:

                                                      SPECIAL ELECTION INTERVAL:

OPTION VALUE                                          RENEWABLE IN PART:
CALCULATION AGENT:                                     [ ] YES  [ ] NO

OTHER PROVISIONS:                                  AUTHORIZED RENEWABLE AMOUNTS:

                                                        SPECIAL ELECTION PERIOD:



                  LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________below) and, if so specified above, to pay interest thereon from the
 Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the
 Interest Rate specified above until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at such rate per annum on any overdue principal and premium and on any overdue instalment of interest. The "Principal Amount" of this Note at any time means (i) if this Note is an OID Note (as defined below), the Amortized Face Amount at such time as described in Section 6 on the reverse hereof, (ii)if this Note is an Amortizing Note, the Outstanding Face Amount at such time as described in Section 3 on the reverse hereof and (iii) in all other cases, the Face Amount hereof.

         If this Note is subject to an Annual Percentage Reduction as specified above, the Redemption Price shall initially be the Initial Redemption Percentage of the Principal Amount of this Note on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Percentage Reduction of such Principal Amount until the Redemption Price is 100% of such Principal Amount.

         In the event of any optional redemption by the Company, any repayment at the option of the Holder, acceleration of the maturity of this Note or other prepayment of this Note prior to the Maturity Date specified above, the term "Maturity" when used herein shall refer, where applicable, to the date of redemption, repayment, acceleration or other prepayment of this Note.

         An "OID Note" is (a) any Note that has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than the Face Amount thereof and (b) any Note not identified in (a) that for United States federal income tax purposes would be considered an original issue discount instrument.

         Except as provided in the following paragraph, the Company will pay interest semiannually on February 15 and August 15 of each year (unless other
 Interest Payment Dates are specified above) (each an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Issue Date, and at Maturity; provided, that any payment of principal, premium, if any, or interest to be made on any Interest Payment Date or on a date of Maturity that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or such date of Maturity, as the case may be, and no additional interest shall accrue as a result of such delayed payment. The term "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or required by law or regulation to close. Each payment of interest hereon shall include interest accrued through the day before the Interest Payment Date or date of Maturity, as the case may be. Unless otherwise specified above, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months. In no event shall the interest rate of this Note be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

       Unless otherwise specified above, the interest payable on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date indicated above (whether or not a Business
Day) next preceding such Interest Payment Date; provided, that, notwithstanding any provision of the Indenture to the contrary, interest payable on any date of
Maturity shall be payable to the Person to whom principal shall be payable; and provided, further, that, unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issue Date and ending on such Interest Payment Date shall be paid on the
Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

    Unless otherwise indicated above, and except as provided below if this Note is a Global Security, all payments of interest on this Note and all principal payments hereon if this Note is an Amortizing Note (other than interest and, in the case of Amortizing Notes, principal payable at Maturity) will be made by wire transfer or by check provided, that, if the Holder hereof is the Holder of
 U.S. $10,000,000 or more in aggregate Principal Amount of Notes of this series of like tenor and term, such Holder shall be entitled to receive interest payments (and principal payments, if this Note is an Amortizing Note) in immediately  available funds, but only if complete and appropriate  instructions have been received in writing by the Trustee (or any such Paying Agent) on or prior to the applicable Regular Record Date.

       Unless  otherwise  indicated  above, and except as provided below if this
Note is a Global Security, payments of principal, premium, if any, and interest payable at Maturity will be made in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee (or any duly appointed Paying Agent) maintained for that purpose in the Borough of Manhattan, The City of New York (the "Corporate Trust Office"), provided that this Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or any such Paying Agent) to make such payments in such funds in accordance with its normal procedures.

          Unless otherwise specified above, if this Note is a Global Security, payments of interest hereon and principal hereon if this Note is an Amortizing Note (in each case, other than at Maturity), will be made in immediately available funds in accordance with existing arrangements between the Trustee (or any duly appointed Paying Agent) and the Depository. Unless otherwise specified above, if this Note is a Global Security, any principal, premium and/or interest payable hereon at Maturity will be paid by wire transfer in immediately available funds to an account specified by the Depository.

      The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon payments hereunder,including, without limitation, any withholding tax, will be borne by the Holder hereof.
      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        This Note shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

       IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this instrument to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President, its Treasurer or one of its Vice Presidents, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.

Dated:

[SEAL]                                      LEHMAN BROTHERS INC.


                                             By:________________________
                                             Name:
                                             Title:


                                             Attest:____________________
                                             Name:
                                             Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO
  as Trustee


By:______________________
   Authorized Officer

                                [REVERSE OF NOTE]


                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)



         Section 1. General. This Note is one of a duly authorized series of Notes of the Company designated as the Senior Subordinated Medium-Term Notes, Series A (Fixed Rate) of the Company (herein called the "Notes"), limited in aggregate principal amount to $____________________  (or such greater amount, if
 OID Notes are issued, as shall result in aggregate gross proceeds to the Company of $______________), subject to reduction as a result of the sale under certain circumstances of other debt securities of the Company. The foregoing limit, however, may be increased by the Company if in the future it determines that it may wish to sell additional Notes. The Notes are one of an indefinite number of series of debt securities of the Company (collectively, the "Securities") issued or issuable under and pursuant to an indenture, dated as of March 1, 1996 (the "Indenture"), duly executed and delivered by the Company and The First National Bank of Chicago, as Trustee (herein called the
 "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions or repayment or repurchase rights (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided.

          Section 2. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof (which shall not be prior to the first anniversary date of the original issuance hereof) at either a price based on a constant percentage of the Principal Amount of this Note as specified on the face hereof or at prices declining from the premium specified on the face hereof, if any, to 100% of the Principal Amount hereof, together, in each case, with accrued interest to the Redemption Date; provided, that permission of the Exchange for such redemption has been obtained. The Company may exercise such option by causing the Trustee to mail by first-class mail to the Holder hereof a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof in accordance with the terms of the Indenture. Unless otherwise specified on the face hereof, if less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         Section 3. Sinking Funds and Amortizing Notes. Unless otherwise specified on the face hereof or unless this Note is an Amortizing Note, this Note will not be subject to any sinking fund. If it is specified on the face hereof that this Note is an Amortizing Note, the Company will make payments combining principal and interest on the dates and in the amounts set forth in the table appearing in Schedule 1, attached to this Note. If this Note is an Amortizing Note, payments made hereon will be applied first to interest due and payable on each such payment date and then to the reduction of the Outstanding Face Amount. The term "Outstanding Face Amount" means, at any time, the amount of unpaid principal hereof at such time.

          Section 4. Optional Repayment. If so specified on the face hereof, this Note will be repayable prior to the Maturity Date at the option of the Holder on the Optional Repayment Dates specified on the face hereof at the Optional Repayment Prices specified on the face hereof, together with accrued interest to the applicable Optional Repayment Date. Unless otherwise specified on the face hereof, in order for this Note to be so repaid, the Company must receive, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the Face Amount hereof, the Face Amount to be repaid, the certificate number hereof or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of this repayment option shall be irrevocable, except as otherwise provided under Section 5 or Section 7. The repayment option may be exercised by the Holder of this Note with respect to less than the Face Amount then outstanding provided that the Face Amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment this Note shall be cancelled and a new Note or Notes for the remaining Face Amount hereof shall be issued in the name of the Holder of this Note.

                  Section 5. Optional Interest Reset. If so specified on the face hereof, the Interest Rate on this Note may be reset at the option of the Company, in the manner set forth below (unless otherwise specified on the face hereof), on the Optional Reset Date or Optional Reset Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to an optional Reset Date. Not later than five Business Days after receipt thereof, the Trustee will mail by first-class mail to the Holder of this Note a notice (the "Reset Notice") setting forth (i) the election of the Company to reset the interest rate, (ii) such new interest rate and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next optional Reset Date, to the Maturity Date of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period. The Reset Notice shall be substantially in the form of Exhibit A to this Note. Upon the transmittal by the Trustee of a Reset Notice to the Holder of this Note, such new interest rate shall take effect automatically, and, except as modified by the Reset Notice and as described in the next paragraph, this Note will have the same terms as prior to the transmittal of such Reset Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish an interest rate that is higher than the interest rate provided for in the Reset Notice for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to mail by first-class mail notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable and shall be mailed by the Trustee within five Business Days after receipt thereof. All Notes with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate for the Subsequent Interest Period.

                  If the Company elects to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment by the Company of this Note, or any portion hereof, on any Optional Reset Date at a price calculated with reference to the Face Amount hereof to be repaid, plus any interest accrued to, such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth above in
Section 4 for optional repayment except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered this Note for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date; provided, however, that if such day is not a Business Day, then such notice may be given on the next succeeding Business Day.

                  Section 6. OID Notes. If this Note is an OID Note, unless otherwise specified on the face hereof, the amount payable in the event of redemption by the Company, repayment at the option of the Holder or acceleration of Maturity shall be the Amortized Face Amount of this Note as of the date of such redemption, repayment or acceleration rather than the Face Amount hereof. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the Face Amount hereof that has accrued at the Yield to Maturity set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed the Face Amount.

                  Section 7. Extendible Notes. If it is specified on the face hereof that this Note is an Extendible Note, the Company has the option to extend the Maturity Date hereof for the number of Extension Periods set forth on the face hereof, each of which Extension Periods shall be a period of from one to five whole years. Unless otherwise specified on the face hereof, the following procedures shall apply if this Note is an Extendible Note.

                  The Company may exercise its option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Maturity Date hereof in effect prior to the exercise of such option (the "Original Stated Maturity"). Not later than five Business Days after receipt thereof, the Trustee will mail to the Holder a notice (the "Extension Notice"), first class, postage prepaid, setting forth (i) the election of the Company to extend the Maturity Date, (ii) the new Maturity Date, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during the Extension Period, including the date on which or the period or periods during which and the price at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the Holder, the Maturity Date hereof shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the Original Stated Maturity hereof, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to mail notice of such higher interest rate, first class, postage prepaid, to the Holder. Such notice shall be irrevocable and shall be mailed by the Trustee within three Business Days after receipt thereof. This Note will bear such higher interest rate for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Maturity Date of this Note, the Holder will have the option to elect repayment by the Company of this Note, or any portion hereof, on the Original Stated Maturity at a price calculated with reference to the Face Amount hereof to be repaid plus any accrued interest to such date. In order for this Note to be so repaid on the Original Stated Maturity, the Holder must follow the procedures set forth in Section 5 hereof for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that the Holder may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day prior to the Original Stated Maturity; provided, however, that if such day is not a Business Day, then such notice may be given on the next succeeding Business Day.

                  Section 8. Renewable Notes. If it is specified on the face hereof that this Note is a Renewable Note, this Note will mature on the Initial Maturity Date specified on the face hereof unless the Maturity of all or any portion of this Note is extended in accordance with the procedures described below.

                  On the Interest Payment Date occurring in the sixth month (unless a different Special Election Interval is specified on the face hereof) prior to the Initial Maturity Date hereof (the "Initial Maturity Extension Date") and on the Interest Payment Date occurring in each sixth month (or the last month of each Special Election Interval) after such Initial Maturity Extension Date (each, together with the Initial Maturity Extension Date, a "Maturity Extension Date"), the Maturity of this Note will be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Maturity Extension Date, unless the Holder elects to terminate the automatic extension of the Maturity hereof or any portion hereof as described below.

                  If the Holder elects to terminate the automatic extension of the Maturity of any portion of the principal amount of this Note during the specified period prior to any Maturity Extension Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Maturity Extension Date (the "Extended Maturity Date").

                  The Holder may elect to terminate the automatic extension of the Maturity of this Note, or if so specified above, any portion hereof, by delivering a notice to such effect to the Trustee (or any duly appointed Paying Agent) at the Corporate Trust Office not less than 15 nor more than 30 days prior to such Maturity Extension Date (unless another period is specified on the face hereof as the "Special Election Period"). Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to terminate the automatic extension of the Maturity of this Note may be exercised with respect to less than the entire Face Amount hereof only if so specified on the face hereof and only in such Face Amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the Maturity of this Note will not be extended beyond the Maturity Date specified on the face hereof.

                  Unless otherwise specified above, any such election to terminate will be effective only if this Note, with the "Option to Elect Termination of Automatic Extension" included herein duly executed, is presented to the Trustee (or any duly appointed Paying Agent) simultaneously with notice of such election (or, in the event notice of such election, together with a guarantee of delivery within five Business Days, is transmitted on behalf of the Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days of the date of such notice). As soon as practicable following receipt of this Note the Trustee (or any duly appointed Paying Agent) shall issue in exchange herefor in the name of the Holder (i) a Note, in a face amount equal to the face amount of this Note for which the election to terminate the automatic extension of Maturity was exercised, with terms identical to those specified herein (except for the Issue Date and the
Initial Interest Rate and except that such Note shall have a fixed, nonextendable Maturity on the Extended Maturity Date) and (ii) if such election is made with respect to less than the full Face Amount hereof, a replacement Renewable Note, in a face amount equal to the Face Amount of this Note for which no election was made, with terms identical to this Note.

                  Section 9. Principal Amount For Indenture Purposes. For the purpose of determining whether Holders of the requisite amount of Notes outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Note will be deemed to be the Principal Amount, provided, however, if this Note is an OID Note, the outstanding, principal amount of this Note will be deemed to be the Face Amount set forth above.

                  Section 10. Modification and Waivers. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of each series of the Securities at the time Outstanding to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (a) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, (b) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, (c) reduce the amount of the principal of an OID Security that would be due and payable upon an Event of Acceleration or an Event of Default (both as defined in the Indenture)
(d) adversely affect any right of repayment at the option of the holder of any Security, (e) change any place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, (f) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date), (g) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (h) modify any of the provisions of sections of the Indenture dealing with supplemental indentures, waivers of certain covenants or waivers of past defaults, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby. It is also provided in the Indenture that, prior to any declaration accelerating the Maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or the premium (if any) or interest, if any, on any of the Securities of such series, or in respect of a provision under which the Indenture cannot be modified without the consent of the holder of each outstanding security of such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  Section 11. Obligations Unconditional. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

                  Section 12. Defeasance. The Indenture contains provisions for the discharge of the Indenture and defeasance at any time of the indebtedness on this Note upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Section 13. Authorized Form and Denominations. The Notes of this series are issuable only in registered form, without coupons. Unless otherwise set forth on the face hereof, Notes will be issued in Face Amount denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. Each Note will be issued initially as either a Global Security or a Certificated Note, at the option of the holders thereof, either at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charges imposed in connection therewith. Notes of this series are exchangeable for a like aggregate Face Amount of Notes of this series of a different authorized denomination, except that Global Securities will not be exchangeable for Certificated Notes.

                  Section 14. Registration of Transfer. As provided in the Indenture and subject to certain limitations as therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer, at the Corporate Trust Office or agency in a Place of Payment for this Note, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar requiring such written instrument of transfer duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate Face Amount, will be issued to the designated transferee or transferees.

                  If this Note is a Global Security and if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible under the Indenture, the Company shall appoint a successor Depository. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will issue, and the Trustee will authenticate and deliver, Notes in definitive form in an aggregate Face Amount equal to the Face Amount hereof.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary.

                  Section 15. Events of Default. In case an Event of Default or an Event of Acceleration, as defined n the Indenture, with respect to Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series, in the case of an Event of Default, shall become, or in the case of an Event of Acceleration, may be declared and in accordance with such declaration shall become, due and payable and such acceleration or declaration may in certain events be rescinded, in the manner, with the effect and subject to the conditions provided in the Indenture. In the event that this
Note is an OID Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 6 hereof. Upon payment (i) of the aggregate applicable amounts of principal of the Notes of this series so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

                  Section 16. Subordination, Regulatory Matters. The indebtedness evidenced by this Note, together with any interest accrued hereon and premium, if any, is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Note is issued subject to the provisions of the Indenture, and each Holder hereof, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  As provided in the Indenture, the Company's obligation to pay the principal of the Notes of this series at Stated Maturity or pursuant to any mandatory sinking fund shall be suspended if, after giving effect to such payment and the payment of certain other subordinated debt, the Company's "net capital" would be reduced below the minimum amounts of capital to be maintained by the Company as required by the various domestic exchanges, boards of trade and governmental agencies to which it is subject, all with the effect and to the extent provided in the Indenture. Optional redemptions are subject to similar suspensions and to the requirement that permission therefor of the Exchange has been obtained. If payment is made of the principal of the Notes of this series notwithstanding the foregoing, the Holders of the Notes so paid are required to repay to the Company, its successors or assigns, the sum so paid; provided, however, that any suit for such recovery must be commenced within two years of the date of such payment. Each Holder hereof, by accepting the same, agrees to be bound by such provisions.

                  Section 17. No Recourse Against Certain Persons. No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Section 18. Defined Terms. All terms used but not defined in this Note are used herein as defined in the Indenture.

                  Section 19. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            OPTION TO ELECT REPAYMENT


                  The undersigned owner of this Note hereby irrevocably elects to have the Company repay the Face Amount of this Note or portion hereof below designated at (i) the Optional Repayment Percentage multiplied by the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Repayment Date, if this Note is to be repaid pursuant to the Optional Repayment provision described in Section 4 hereof, or (ii) 100% of the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Reset Date, if this Note is to be repaid pursuant to the Optional Interest Reset provision described in Section 5 hereof or the Extendible Notes provision described in Section 7 hereof. Any such election is irrevocable except as provided in Section 5 or Section 7 hereof.

Dated:_________________                   _______________________________
                                          Signature
                                          Sign  exactly  as name appears on the
                                          front   of   this   Note   [SIGNATURE
                                          GUARANTEED  -  required only if Notes
                                          are  to be  issued  and  delivered to
                                          other than the registered Holder]


Face Amount to be repaid, if amount to        Fill in for registration of Notes
be repaid is less than the Face Amount        if to be issued otherwise than
of this Note (Face Amount remaining           to the registered Holder:
must be an authorized denomination)
                                               Name:  __________________________
                                               Address: _______________________

                                                       -----------------------
                                             (Please print name and
                                              address including zip code)
$------------------------



                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                              ---------------------------------

               OPTION TO ELECT TERMINATION OF AUTOMATIC EXTENSION


                  The undersigned owner of this Note hereby irrevocably elects to terminate the automatic extension of this Note or of the portion of the Face Amount of this Note below designated. Any such election is irrevocable and will be binding on any subsequent Holder hereof.

Dated:_________________         _______________________________
                                Signature
                                 Sign exactly as name appears on the front of this Note[SIGNATURE GUARANTEED - required only if Notes are to be issued and delivered to other than the registered Holder]


Face Amount to be repaid, if amount to        Fill in for registration of Notes
be repaid is less than the Face Amount        if to be issued otherwise than
of this Note (Face Amount remaining           to the registered Holder:
must be an authorized denomination)
                                               Name:  __________________________
                                               Address: _______________________

                                                       -----------------------
                                             (Please print name and
                                              address including zip code)
$------------------------

                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                              ---------------------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM       -   as tenants in common
                  TEN ENT       -   as tenant by the entireties
                  JT TEN        -   as joint tenants with right of survivorship
                                    and not as tenantsin common

                  UNIF GIFT
                  MIN ACT       -   _________Custodian___________
                                 (Cust)             (Minor)
                                Under Uniform Gifts to
                                Minors Act

                                -----------------------------
                                           (State)

Additional abbreviations may also be used though not in the above list.

                       FOR VALUE RECEIVED, the undersigned
                 hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



Please print or type name and address, including zip code of assignee the within Note of LEHMAN BROTHERS INC. and all rights thereunder and does hereby irrevocably constitute and appoint

_____________________________________________________Attorney  to  transfer  the said Note on the books of the within-named Company, with full power of substitution in the premises.

Dated:______________________________

SIGNATURE GUARANTEED:__________________________________________


                                                     NOTICE:  The  signature  to
                                                     this     assignment    must
                                                     correspond with the name as
                                                     it appears upon the face of
                                                     the  within  Note in  every
                                                     particular,         without
                                                     alteration  or  enlargement
                                                     or any change whatsoever.

                                   Schedule I


                               Amortization Table


                           Date                                Payment

                                                                      EXHIBIT A


                                  RESET NOTICE


                              LEHMAN BROTHERS INC.
                 Senior Subordinated Medium-Term Notes, Series A
                                  (Fixed Rate)
                             CUSIP No. _____________
                             Registered Nos. ___-___


                  LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), is the issuer of the above-referenced Notes (the "Notes"). Capitalized terms used herein and not defined are used as defined in the Notes.

                  The Company hereby elects to reset the Interest Rate set forth on the face of the Notes. On and after ____________1/, the Interest Rate shall be ________________.

                  Each Holder of a Note has the option to elect repayment by the Company of such Note, or any portion thereof, on any Optional Reset Date pursuant to the terms of such Note. The Notes may be repaid on the dates and at the prices set forth below:

                  Date                                        Redemption Price


                  IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this Reset Notice to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President, its Treasurer or one of its Vice Presidents and to be attested by its Secretary or one of its Assistant Secretaries.

Dated:

                                                     LEHMAN BROTHERS INC.


                                                     By:________________________
                                     Title:

                                                     Attest:____________________
                                                                Title:

1/       Insert applicable Optional Reset Date.

                                                                  EXHIBIT 4.2
CUSIP NO. _____________

REGISTERED                                                    FACE AMOUNT:
No. ____



                  If this Note is an OID Note (as defined below) the following legend is applicable:

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS NOTE IS ____% OF ITS PRINCIPAL AMOUNT, AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE YIELD TO MATURITY COMPOUNDED __________, THE ISSUE DATE AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT PERIOD DETERMINED USING THE EXACT METHOD WITHIN THE MEANING OF PROPOSED TREASURY REGULATION SECTION 1.1272-1(c)(2)(ii) ARE AS SET FORTH BELOW.

                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTE, SERIES A
                                 (FLOATING RATE)

                  If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depository") or a nominee of the Depository, this Note is a Note in global form (a "Global Security") and the following legends are applicable except as specified on the reverse hereof:

This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company (as defined below) or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

ISSUE          OPTION ELECTION DATES:   OPTIONAL REPAYMENT DATES:
PRICE:  $
ISSUE DATE:                             OPTIONAL REPAYMENT PRICES:
MATURITY                                OPTIONAL SPREAD OR SPREAD
DATE:                                   MULTIPLIER RESET:
                                        [  ] YES          [  ] NO
INTEREST       OPTION VALUE             OPTIONAL RESET DATES:
RATE BASIS:    CALCULATION AGENT:
MAXIMUM                                 OPTIONAL REDEMPTION:
INTEREST                                [  ] YES          [  ] NO
RATE:
MINIMUM                                 INITIAL REDEMPTION DATE:
INTEREST
RATE:
INTEREST       SINKING FUND:            INITIAL REDEMPTION
RESET DATES:                            PERCENTAGE:      %
INTEREST       TOTAL AMOUNT OF OID:     APPLICABILITY OF ANNUAL REDEMPTION
PAYMENT                                 PERCENTAGE REDUCTION
DATES:                                  [  ] YES          [  ] NO
                         If yes, state Annual Percentage
                                  Reduction: %
REGULAR        YIELD TO MATURITY:       RENEWABLE NOTE:
RECORD DATES:                           [  ] YES          [  ] NO
INITIAL        INITIAL ACCRUAL PERIOD   INITIAL MATURITY DATE:
INTEREST       OID:
RATE:
INDEX          AUTHORIZED               SPECIAL ELECTION INTERVAL:
MATURITY:      DENOMINATIONS:
SPREAD:        EXTENDIBLE NOTE:         RENEWABLE IN PART:
               [  ] YES          [  ]   [  ] YES          [  ] NO
                                          NO
SPREAD         EXTENSION PERIOD:        AUTHORIZED RENEWABLE AMOUNTS:
MULTIPLIER:
INTEREST       NUMBER OF EXTENSION      SPECIAL ELECTION PERIOD:
DETERMINATION  PERIODS:
DATE:
DEPOSITORY:

                  LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________________________, or registered assigns, on the Maturity Date the Principal Amount hereof (as defined below) and, if so specified above, to pay interest thereon from the Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at such rate per annum on any overdue principal and premium and on any overdue instalment of interest. The "Principal Amount" of this Note at any time means
(i) if this Note is an OID Note (as defined below), the Amortized Face Amount at such time as described in Section 7 on the reverse hereof and (ii) in all other cases, the Face Amount hereof.

                  If this Note is subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price shall initially be the Initial Redemption Percentage of the Principal Amount of this Note on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Percentage Reduction of such Principal Amount until the Redemption Price is 100% of such Principal Amount.

                  In the event of any optional redemption by the Company, any repayment at the option of the Holder, acceleration of the maturity of this Note or other prepayment of this Note prior to the Maturity Date specified above, the term "Maturity" when used herein shall refer, where applicable, to the date of redemption, repayment, acceleration or other prepayment of this Note.

                  An "OID Note" is (a) any Note that has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than the Face Amount thereof and (b) any Note not identified in (a) that for United States federal income tax purposes would be considered an original issue discount instrument.

                  Except as provided in the following paragraph, the Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Issue Date, and at Maturity; provided, that any payment of principal, premium, if any, or interest to be made on any Interest Payment Date or on a date of Maturity that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or such date of Maturity, as the case may be, and no additional interest shall accrue as a result of such delayed payment, except that if this Note is a LIBOR Note (as defined in Section 2 on the reverse hereof) and such next succeeding Business Day falls in the next calendar month, such payment shall be made on the preceding day that is a London Banking Day. The term "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: such day is
(a) not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or required by law or regulation to close; and
(b) if this Note is a LIBOR Note, a London Banking Day. The term "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. Unless otherwise specified above, the interest payable on each Interest Payment Date or at Maturity will be the amount of interest accrued from and including the Issue Date or from and including the last Interest Payment Date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date or the date of Maturity, as the case may be; provided, however, that if interest on this Note is reset daily or weekly, interest payable on each Interest Payment Date will be the amount of interest accrued from and including the Issue Date or from and excluding the last date to which interest has been paid, as the case may be, to, and including, the Regular Record Date immediately preceding such Interest Payment Date, except that at Maturity the interest payable will include interest accrued to, but excluding, the date of Maturity.

                  Unless otherwise specified above, the interest payable on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date indicated above (whether or not a Business Day) next preceding such Interest Payment Date; provided, that, notwithstanding any provision of the Indenture to the contrary, interest payable on any date of Maturity shall be payable to the Person to whom principal shall be payable; and provided, further, that, unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

                  Unless otherwise indicated above, and except as provided below if this Note is a Global Security, all payments of interest on this Note (other than interest payable at Maturity) will be made by wire transfer or by check; provided, that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate Principal Amount of Notes of this series of like tenor and term, such Holder shall be entitled to receive interest payments in immediately available funds, but only if complete and appropriate instructions have been received in writing by the Trustee (or any duly appointed Paying Agent) on or prior to the applicable Regular Record Date.

                  Unless otherwise indicated above, and except as provided below if this Note is a Global Security, payments of principal, premium, if any, and interest payable at Maturity will be made in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee (or any duly appointed Paying Agent) maintained for that purpose in the Borough of Manhattan, The City of New York (the "Corporate Trust Office"), provided, that this Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or any such Paying Agent) to make such payments in such funds in accordance with its normal procedures.

                  Unless otherwise specified above, if this Note is a Global Security, payments of interest hereon (other than at Maturity) will be made in funds in accordance with existing arrangements between the Trustee (or any duly appointed Paying Agent) and the Depository. Unless otherwise specified above, if this Note is a Global Security, any principal, premium, if any, and/or interest payable hereon at Maturity will be paid by wire transfer in immediately available funds to an account specified by the Depository.

                  The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  This Note shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

                  IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this instrument to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President or one of its Vice Presidents, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.


Dated:

[SEAL]                              LEHMAN BROTHERS INC.



                         By:____________________________
Name:
Title:



                         Attest:________________________
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


THE FIRST NATIONAL BANK OF CHICAGO
  as Trustee


By:_________________________
Authorized Officer

                                [REVERSE OF NOTE]


                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTE, SERIES A
                                 (Floating Rate)


                  Section 1. General. This Note is one of a duly authorized series of Notes of the Company designated as the Senior Subordinated Medium-Term Notes, Series A (Floating Rate) of the Company (herein called the "Notes"), limited in aggregate principal amount to $________________ (or such greater amount, if OID Notes are issued, as shall result in aggregate gross proceeds to the Company of $__________________), subject to reduction as a result of the sale under certain circumstances of other debt securities of the Company. The foregoing limit, however, may be increased by the Company if in the future it determines that it may wish to sell additional Notes. The Notes are one of an indefinite number of series of debt securities of the Company (collectively, the "Securities") issued or issuable under and pursuant to an indenture, dated as of March 1, 1996 (the "Indenture"), duly executed and delivered by the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions or repayment or repurchase rights (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Accleration and Events of Default and may otherwise vary as in the Indenture provided.

                  Section 2. Determination of Interest Rate. For the period from the Issue Date to the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset on each Interest Reset Date; provided, however, that the interest rate in effect for the ten days immediately prior to Maturity will be that in effect on the tenth day preceding such Maturity. If any Interest Reset Date would otherwise be a day that is not a Business Day (or, if this Note is a LIBOR Note, a day that is not a London
Banking Day), such Interest Reset Date shall be postponed to the next day that is a Business Day (or, if this Note is a LIBOR Note, to the next day that is a London Banking Day), except that if this Note is a LIBOR Note and such London Banking Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding London Banking Day. If this Note is a Treasury Rate Note (as defined below) and an auction date for Treasury bills shall fall on any Interest Reset Date, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note on and after the first
Interest Reset Date shall be the rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof plus or minus the Spread, if any, specified on the face hereof or multiplied by the Spread Multiplier, if any, specified on the face hereof.

         Commercial Paper Rate Notes

                  If the Interest Rate Basis is the commercial  Paper Rate, this
Note is a "Commercial Paper Rate Note." A Commercial Paper Rate Note will bear interest at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, with respect to any Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the applicable Index Maturity as such rate is published in the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". If such rate is not published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the applicable Index Maturity as published in the daily statistical release entitled "Composite 3:30 P.M. Quotations for U.S. Government Securities" (or any successor publication) published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent after consultation with the Company for commercial paper having the applicable Index Maturity, placed for industrial issuers whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate for the applicable period will be the Commercial Paper Rate in effect on such Interest Determination Date.

                  "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                  Money                                Market  Yield = D X 360 x
                                                       100 360 - (D X M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Federal Funds Effective Rate Notes

                  If the Interest Rate Basis is the Federal Funds Effective Rate, this Note is a "Federal Funds Effective Rate Note." A Federal Funds Effective Rate Note will bear interest at the interest rate calculated with reference to the Federal Funds Effective Rate and the Spread or Spread Multiplier, if any. Unless otherwise specified on the face hereof, "Federal Funds Effective Rate" means, with respect to any Interest Determination Date, the rate on that day for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Effective Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Federal Funds Effective Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of 11:00 A.M., New York City time, on such Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent after consultation with the Company; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Effective Rate for the applicable period will be the Federal Funds Effective Rate in effect on such Interest Determination Date.

         CD Rate Notes

                  If the Interest Rate Basis is the CD Rate, this Note is a "CD Rate Note." A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. Unless otherwise specified on the face hereof, "CD Rate" means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the applicable Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the applicable Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit". If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of the opening of business, New York City time, on such Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent after consultation with the Company for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the applicable Index Maturity in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate for the applicable period will be the CD Rate in effect on such Interest Determination Date.

         LIBOR Notes

                  If the Interest Rate Basis is LIBOR, this Note is a "LIBOR Note." A LIBOR Note will bear interest at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. Unless otherwise indicated on the face hereof, "LIBOR" means the rate determined by the Calculation Agent as follows:

                  (a) With respect to an Interest Determination Date, LIBOR will be, as specified on the face hereof, either (i) the arithmetic mean of the offered rates for deposits in U.S. dollars for the period (commencing on the Interest Reset Date) of the applicable Index Maturity which appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service, or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks (the "Reuters Screen LIBO Page"), at approximately 11:00 A.M., London time, on such Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (ii) the offered rate for deposits in U.S. dollars for the period (commencing on the Interest Reset Date) of the applicable Index Maturity which appears on the Telerate Page 3750 (as defined below), as applicable, at approximately 11:00 A.M., London time, on such Interest Determination Date ("LIBOR Telerate"). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified.

                  (b) With respect to an Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page as specified in (a)(i) above, or on which no rate appears on the Telerate Page 3750, as applicable, as specified in (a)(ii) above, as applicable, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period (commencing on the Interest Reset
Date) of the applicable Index Maturity to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent after consultation with the Company for loans in the applicable currency to leading European banks, for the period (commencing on the Interest Reset
Date) of the applicable Index Maturity and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time, provided, however, that if the banks in The City of New York selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR for the applicable period will be LIBOR as in effect on such Interest Determination Date.

                  The term "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service, or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for deposits in U.S. Dollars, British Pounds Sterling, German Deutsche Marks, Swiss Francs, Japanese Yen and ECU.

         Prime Rate Notes

                  If the Interest Rate Basis is the Prime Rate, this Note is a "Prime Rate Note." A Prime Rate Note will bear interest at the interest rate calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any. Unless otherwise specified on the face hereof, "Prime Rate" means, with respect to any Interest Determination Date, the rate on that day as published in H.15(519) under the heading "Bank Prime Loan" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank named on the display designated as page "NYMF" on the Reuters Monitor Money Rates Service, or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks (the "Reuters Screen NYMF Page"), as such bank's prime rate or base lending rate as in effect for such Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for such Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent after consultation with the Company. If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates in effect for such Interest Determination Date as furnished in The City of New York by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, in each case having total equity capital of at least $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent after consultation with the Company to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate for the applicable period will be the Prime Rate in effect on such Interest Determination Date.

         Treasury Rate Notes

                  If the Interest Rate Basis is the Treasury Rate, this Note is a "Treasury Rate Note." A Treasury Rate Note will bear interest at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. Unless otherwise specified on the face hereof "Treasury Rate" means, with respect to any Interest Determination Date, the rate for the auction held on such Interest Determination Date of direct obligations of the United States ("Treasury bills") having the applicable Index Maturity as published in H.15(519) under the heading "U.S. Government Securities--Treasury bills-- auction average (investment)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the applicable Index Maturity are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held on such Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent after consultation with the Company for the issue of Treasury bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for the applicable period will be the Treasury Rate in effect on such Interest Determination Date.

                  The term "Calculation Date" means the date on which the Calculation Agent is to calculate an interest rate for this Note, which shall be the tenth calendar day after the related Interest Determination Date or if such day is not a Business Day, the next succeeding Business Day, unless otherwise specified on the face hereof.

                  Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

                  The Calculation Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note.

                  Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date will be (a) such Interest Reset Date for a Prime Rate Note and (b) the Business Day preceding such Interest Reset Date for a Commercial Paper Rate Note, a Federal Funds Effective Rate Note or a CD Rate Note. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note will be the second London Banking Day preceding such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the applicable Index Maturity would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

                  Accrued interest from the Issue Date or from the last date to which interest has been paid shall be calculated by multiplying the face amount of this Note by an accrued interest factor. This accrued interest factor shall be computed by adding the interest factors calculated for each day from the Issue Date or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such date by 360, in the case of Commercial Paper Rate Notes, Federal Funds Effective Rate Notes, CD Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures set forth above, with respect to the Interest Determination Date pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest
Rate).

                  Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one- thousandths of a unit being rounded upwards).

                  Section 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof (which shall not be prior to the first anniversary date of the original issuance hereof) at either a price based on a constant percentage of the Principal Amount of this Note as specified on the face hereof or at prices declining from the premium specified on the face hereof, if any, to 100% of the Principal Amount hereof, together, in each case, with accrued interest to the Redemption Date; provided, however, that permission of the Exchange for such redemption has been obtained. The Company may exercise such option by causing the Trustee to mail by first-class mail to the Holder hereof a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof in accordance with the terms of the Indenture. Unless otherwise specified on the face hereof, if less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

                  Section 4. Sinking Funds. Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

                  Section 5. Optional Repayment. If so specified on the face hereof, this Note will be repayable prior to the Maturity Date at the option of the Holder on the Optional Repayment Dates specified on the face hereof at the Optional Repayment Prices specified on the face hereof, together with accrued interest to the applicable Optional Repayment Date. Unless otherwise specified on the face hereof, in order for this Note to be so repaid, the Paying Agent must receive, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the Face Amount hereof, the Face Amount to be repaid, the certificate number hereof or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of this repayment option shall be irrevocable, except as otherwise provided under Section 6 or Section 8. The repayment option may be exercised by the Holder of this Note with respect to less than the Face Amount then outstanding provided that the Face Amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment this Note shall be cancelled and a new Note or Notes for the remaining Face Amount hereof shall be issued in the name of the Holder of this Note.

                  Section 6. Optional Spread or Spread Multiplier Reset. If so specified on the face hereof, the Spread or Spread Multiplier, if any, set forth on the face hereof may be reset at the option of the Company, in the manner set forth below (unless otherwise specified on the face hereof), on the Optional Reset Date or Optional Reset Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee in writing of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date. Not later than five Business Days after receipt thereof, the Trustee will mail by first-class mail to the Holder of this Note a notice (the "Reset Notice") setting forth (i) the election of the Company to reset the Spread or Spread Multiplier, (ii) such new Spread or Spread Multiplier and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Maturity Date of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period. The Reset Notice shall be substantially in the form of Exhibit A to this Note. Upon the transmittal by the Trustee of a Reset Notice to the Holder of this Note, such new Spread or Spread Multiplier shall take effect automatically, and, except as modified by the Reset Notice and as described in the next paragraph, this Note will have the same terms as prior to the transmittal of such Reset Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a Spread or Spread Multiplier that is higher than the interest rate provided for in the Reset Notice for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to mail by first-class mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable and shall be mailed by the Trustee within five Business Days after receipt thereof. All Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier for the Subsequent Interest Period.

                  If the Company elects to reset the Spread or Spread Multiplier of this Note, the Holder of this Note will have the option to elect repayment by the Company of this Note, or any portion hereof, on any Optional Reset Date at a price calculated with reference to the Face Amount hereof to be repaid, plus any interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth above in
Section 5 for optional repayment except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered this Note for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date; provided, however, that if such day is not a Business Day, then such notice may be given on the next succeeding Business Day.

                  Section 7. OID Notes. If this Note is an OID Note, unless otherwise specified on the face hereof, the amount payable in the event of redemption by the Company, repayment at the option of the Holder or acceleration of Maturity shall be the Amortized Face Amount of this Note as of the date of such redemption, repayment or acceleration rather than the Face Amount hereof. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the Face Amount hereof that has accrued at the Yield to Maturity set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed the Face Amount.

                  Section 8. Extendible Notes. If it is specified on the face hereof that this Note is an Extendible Note, the Company has the option to extend the Maturity Date hereof for the number of Extension Periods set forth on the face hereof, each of which Extension Periods shall be a period of from one to five whole years. Unless otherwise specified on the face hereof, the following procedures shall apply if this Note is an Extendible Note.

                  The Company may exercise its option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Maturity Date hereof in effect prior to the exercise of such option (the "Original Stated Maturity"). Not later than five Business Days after receipt thereof, the Trustee will mail to the Holder a notice (the "Extension Notice"), first class, postage prepaid, setting forth (i) the election of the Company to extend the Maturity Date, (ii) the new Maturity Date, (iii) the Spread or Spread Multiplier applicable to the Extension Period and (iv) the provisions, if any, for redemption during the Extension Period, including the date on which or the period or periods during which and the price at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the Holder, the Maturity Date hereof shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to the Original Stated Maturity hereof, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid, to the Holder. Such notice shall be irrevocable and shall be mailed by the Trustee within three Business Days after receipt thereof. This Note will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

                  If the Company extends the Maturity Date of this Note, the Holder will have the option to elect repayment by the Company of this Note, or any portion hereof, on the Original Stated Maturity at a price calculated with reference to the Face Amount hereof to be repaid plus any accrued interest to such date. In order for this Note to be so repaid on the Original Stated Maturity, the Holder must follow the procedures set forth in Section 5 hereof for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that the Holder may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day prior to the Original Stated Maturity; provided, however, that if such day is not a Business Day, then such notice may be given on the next succeeding Business Day.

                  Section 9. Renewable Notes. If it is specified on the face hereof that this Note is a Renewable Note, this Note will mature on the Initial Maturity Date specified on the face hereof unless the Maturity of all or any portion of this Note is extended in accordance with the procedures described below.

                  On the Interest Payment Date occurring in the sixth month (unless a different Special Election Interval is specified on the face hereof) prior to the Initial Maturity Date hereof (the "Initial Maturity Extension Date") and on the Interest Payment Date occurring in each sixth month (or the last month of each Special Election Interval) after such Initial Maturity Extension Date (each, together with the Initial Maturity Extension Date, a "Maturity Extension Date"), the Maturity of this Note will be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Maturity Extension Date, unless the Holder elects to terminate the automatic extension of the Maturity hereof or any portion hereof as described below.

                  If the Holder elects to terminate the automatic extension of the Maturity of any portion of the principal amount of this Note during the specified period prior to any Maturity Extension Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Maturity Extension Date (the "Extended Maturity Date").

                  The Holder may elect to terminate the automatic extension of the Maturity of this Note, or if so specified above, any portion hereof, by delivering a notice to such effect to the Trustee (or any duly appointed Paying Agent) at the Corporate Trust Office not less than 15 nor more than 30 days prior to such Maturity Extension Date (unless another period is specified on the face hereof as the "Special Election Period"). Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to terminate the automatic extension of the Maturity of this Note may be exercised with respect to less than the entire Face Amount hereof only if so specified on the face hereof and only in such Face Amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the Maturity of this Note will not be extended beyond the Maturity Date specified on the face hereof.

                  Unless otherwise specified above, any such election to terminate will be effective only if this Note, with the "Option to Elect Termination of Automatic Extension" included herein duly executed, is presented to the Trustee (or any duly appointed Paying Agent) simultaneously with notice of such election (or, in the event notice of such election, together with a guarantee of delivery within five Business Days, is transmitted on behalf of the Holder from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States, within five Business Days of the date of such notice). As soon as practicable following receipt of this Note the Trustee (or any duly appointed Paying Agent) shall issue in exchange herefor in the name of the Holder (i) a Note, in a face amount equal to the face amount of this Note for which the election to terminate the automatic extension of Maturity was exercised, with terms identical to those specified herein (except for the Issue Date and the Initial Interest Rate and except that such Note shall have a fixed, non-extendable Maturity on the Extended Maturity Date) and (ii) if such election is made with respect to less than the full Face Amount hereof, a replacement Renewable Note, in a face amount equal to the Face Amount of this Note for which no election was made, with terms identical to this Note.

                  Section 10. Principal Amount For Indenture Purposes. For the purpose of determining whether Holders of the requisite amount of Notes outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Note will be deemed to be the Principal Amount, provided, however, if this Note is an OID Note, the outstanding principal amount of this Note will be deemed to be the Face Amount set forth above.

                  Section 11. Modification and Waivers. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of each series of the Securities at the time Outstanding to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (a) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, (b) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, (c) reduce the amount of the principal of an OID Security that would be due and payable upon an Event of Acceleration or an Event of Default (both as defined in the Indenture)
(d) adversely affect any right of repayment at the option of the holder of any Security, (e) change any place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, (f) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date), (g) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (h) modify any of the provisions of sections of the Indenture dealing with supplemental indentures, waivers of certain covenants or waivers of past defaults, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby. It is also provided in the Indenture that, prior to any declaration accelerating the Maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Acceleration or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or the premium (if any) or interest, if any, on any of the Securities of such series, or in respect of a provision under which the Indenture cannot be modified without the consent of the holder of each outstanding security of such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  Section 12. Obligations Unconditional. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

                  Section 13. Defeasance. The Indenture contains provisions for the discharge of the Indenture and defeasance at any time of the indebtedness on this Note upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Section 14. Authorized Form and Denominations. The Notes of this series are issuable only in registered form, without coupons. Unless otherwise set forth on the face hereof, Notes will be issued in Face Amount denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. Each Note will be issued initially as either a Global Security or a Certificated Note, at the option of the holders thereof, either at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charges imposed in connection therewith. Notes of this series are exchangeable for a like aggregate Face Amount of Notes of this series of a different authorized denomination, except that Global Securities will not be exchangeable for Certificated Notes.

                  Section 15. Registration of Transfer. As provided in the Indenture and subject to certain limitations as therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer, at the Corporate Trust Office or agency in a Place of Payment for this Note, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar requiring such written instrument of transfer duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate Face Amount, will be issued to the designated transferee or transferees.

                  If this Note is a Global Security and if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible under the Indenture, the Company shall appoint a successor Depository. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will issue, and the Trustee will authenticate and deliver, Notes in definitive form in an aggregate Face Amount equal to the Face Amount hereof.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary.

                  Section 16. Events of Accleration; Events of Default. In case an Event of Default or an Event of Acceleration, as defined in the Indenture, with respect to Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series, in the case of an Event of Default, shall become, or in the case of an Event of Acceleration, may be declared and in accordance with such declaration shall become, due and payable and such acceleration or declaration may in certain events be rescinded, in the manner, with the effect and subject to the conditions provided in the Indenture. In the event that this Note is an OID Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 7 hereof. Upon payment (i) of the aggregate applicable amounts of principal of the Notes of this series so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

                  Section 17. Subordination; Regulatory Matters. The indebtedness evidenced by this Note, together with any interest accrued thereon and premium, if any, is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Note is issued subject to the provisions of the Indenture, and each Holder hereof, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  As provided in the Indenture, the Company's obligation to pay the principal of the Notes of this series at Stated Maturity or pursuant to any mandatory sinking fund shall be suspended if, after giving effect to such payment and the payment of certain other subordinated debt, the Company's "net capital" would be reduced below the minimum amounts of capital to be maintained by the Company as required by the various domestic exchanges, boards of trade and governmental agencies to which it is subject, all with the effect and to the extent provided in the Indenture. Optional redemptions are subject to similar suspensions and to the requirement that permission therefor of the Exchange (as defined in the Indenture) has been obtained. If payment is made of the principal of the Notes of this series notwithstanding the foregoing, the Holders of the Notes so paid are required to repay to the Company, its successors or assigns, the sum so paid; provided, however, that any suit for such recovery must be commenced within two years of the date of such payment. Each Holder hereof, by accepting the same, agrees to be bound by such provisions.


                  Section 18. No Recourse Against Certain Persons. No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Section 19. Defined Terms. All terms used but not defined in this Note are used herein as defined in the Indenture.

                  Section 20. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            OPTION TO ELECT REPAYMENT


                  The undersigned owner of this Note hereby irrevocably elects to have the Company repay the Face Amount of this Note or portion hereof below designated at (i) the Optional Repayment Percentage multiplied by the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Repayment Date, if this Note is to be repaid pursuant to the Optional Repayment provision described in Section 5 hereof, or (ii) 100% of the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Reset Date, if this Note is to be repaid pursuant to the Optional Spread or Spread Multiplier Reset provision described in Section 6 hereof or the Extendible Notes provision described in Section 8 hereof. Any such election is irrevocable except as provided in Section 6 or
Section 8 hereof.

Dated:___________________
                                                  _____________________________
                                                  Signature Sign exactly as name
                                                  appears  on the  front of this
                                                  Note  [SIGNATURE  GUARANTEED -
                                                  required  only if Notes are to
                                                  be issued and delivered to
                                                  other than the registered
                                                  Holder]

Face Amount to be repaid, if amount to        Fill in for registration of Notes
be repaid is less than the Face Amount        if to be issued otherwise than
of this Note (Face Amount remaining           to the registered Holder:
must be an authorized denomination)
                                               Name:  __________________________
                                               Address: _______________________

                                                       -----------------------
                                             (Please print name and
                                              address including zip code)
$------------------------



                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                              ---------------------------------

               OPTION TO ELECT TERMINATION OF AUTOMATIC EXTENSION


                  The undersigned owner of this Note hereby irrevocably elects to terminate the automatic extension of this Note or of the portion of the Face Amount of this Note below designated. Any such election is irrevocable and will be binding on any subsequent Holder hereof.

Dated:___________________                  ________________________________
                                           Signature
                                           Sign  exactly as name  appears on the
                                           front   of   this   Note   [SIGNATURE
                                           GUARANTEED  - required  only if Notes
                                           are to be  issued  and  delivered  to
                                           other than the registered Holder]

Face Amount to be repaid, if amount to        Fill in for registration of Notes
be repaid is less than the Face Amount        if to be issued otherwise than
of this Note (Face Amount remaining           to the registered Holder:
must be an authorized denomination)
                                               Name:  __________________________
                                               Address: _______________________

                                                       -----------------------
                                             (Please print name and
                                              address including zip code)
$------------------------



                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                              ---------------------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

              TEN CON  -  as tenants in common
              TEN ENT  -  as tenant by the entireties
              JT TEN   -   as joint tenants with right of survivorship and not a
                          tenants in common
              UNIF GIFT
              MIN ACT  -       ____________Custodian____________
                                           (Cust)         (Minor)
                                        Under Uniform Gifts to Minors Act

                                              ---------------------------------
                                                                       (State)

Additional abbreviations may also be used though not in the above list.


                       FOR VALUE RECEIVED, the undersigned
                 hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


- ---------------------------------------------------------------
Please print or type name and address, including zip code of assignee

- ---------------------------------------------------------------
the within Note of LEHMAN BROTHERS INC. and all rights thereunder and does hereby irrevocably constitute and appoint
______________________________________________Attorney to transfer the said
Note on the books of the within-named Company, with full power of substitution in the premises.

Dated:_________________________

SIGNATURE GUARANTEED:__________________________________________

                            NOTICE: The signature to
                                    this assignment must correspond with
                                    the name as it appears upon the face
                                    of  the   within   Note   in   every
                                    particular,  without  alteration  or
                                    enlargement     or    any     change
                                    whatsoever.

                                                                     EXHIBIT A

                                  RESET NOTICE


                              LEHMAN BROTHERS INC.
                 Senior Subordinated Medium-Term Notes, Series A
                                 (Floating Rate)
                              CUSIP No. __________
                             Registered Nos. ___-___


                  LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), is the issuer of the above-referenced Notes (the "Notes"). Capitalized terms used herein and not defined are used as defined in the Notes.

                  The Company hereby elects to reset the [Spread] [Spread Multiplier] set forth on the face of the Notes. On and after ____________________1/, the [Spread] Spread Multiplier] shall be
_________________.

                  Each Holder of a Note has the option to elect repayment by the Company of such Note, or any portion thereof, on any Optional Reset Date pursuant to the terms of such Note. The Notes may be repaid on the dates and at the prices set forth below:

                  Date                               Redemption Price




                  IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this Reset Notice to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President, its Treasureror one of its Vice Presidents and to be attested by its Secretary or one of its Assistant Secretaries.


Dated:


                                                     LEHMAN BROTHERS INC.


                                                     By:________________________
                                     Title:

                                                     Attest:____________________
 1/       Insert applicable Optional Reset Date.
                                                            Title:

                                                               EXHIBIT 4.3



CUSIP NO.__________________

REGISTERED                                                    FACE AMOUNT:
No. ___


                  If this Note is an OID Note (as defined below) the following legend is applicable:

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS NOTE IS _____% OF ITS FACE AMOUNT, AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE YIELD TO MATURITY
                  COMPOUNDED _____________, THE ISSUE DATE AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT PERIOD DETERMINED USING THE EXACT METHOD WITHIN THE MEANING OF PROPOSED TREASURY REGULATION SECTION 1.1272-1(c)(2)(ii) ARE AS SET FORTH BELOW.

                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTE, SERIES A
                               (CURRENCY INDEXED)

                  If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depository") or a nominee of the Depository, this Note is a Note in global form (a "Global Security") and the following legends are applicable except as specified on the reverse hereof:

This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company (as defined below) or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

ISSUE PRICE:  $     INDEXED CURRENCY:                 OPTION TO ELECT REPAYMENT:
                                                      [  ] YES     [  ] NO
ISSUE DATE:         BASE EXCHANGE RATE:
                                                      OPTIONAL REPAYMENT DATES:
MATURITY DATE:      DETERMINATION AGENT:
                                                      OPTIONAL REPAYMENT PRICES:
INTEREST RATE:      SINKING FUND:
                                                   OPTIONAL INTEREST RATE RESET:
INTEREST PAYMENT    TOTAL AMOUNT OF OID:              [  ] YES     [  ] NO
DATES:
                    YIELD TO MATURITY:                OPTIONAL RESET DATES:
REGULAR RECORD
DATES:              INITIAL ACCRUAL                   OPTIONAL REDEMPTION:
                    PERIOD OID:                       [  ] YES     [  ] NO
EXCHANGE RATE
AGENT:              REFERENCE DEALERS:                INITIAL REDEMPTION DATE:

DEPOSITORY:         AUTHORIZED DENOMINATIONS:         INITIAL REDEMPTION
                                                      PERCENTAGE        %
OTHER PROVISIONS:
                                            APPLICABILITY OF ANNUAL REDEMPTION
                                                      PERCENTAGE REDUCTION:
                                                      [  ] YES     [  ] NO
                                                If yes, state Annual Percentage
                                                      Reduction:    %

                  LEHMAN BROTHERS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ___________________, or registered assigns, on the Maturity Date the principal sum equal to the Face Amount hereof, plus or minus an amount determined by the Determination Agent (as defined below) in accordance with the formula set forth below (the "Principal Amount") and to pay interest on the Face Amount as described below and on the reverse hereof until the Principal Amount is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) to pay interest on any overdue principal and premium and on any overdue instalment of interest. All payments in respect of this Note will be made in U.S. Dollars.

                  The Principal Amount of this Note payable at Maturity shall equal:

         (a)      if the Spot Rate equals or exceeds the Base Exchange Rate,


Face Amount + (Face Amount x  Spot Rate - Base Exchange Rate    Spot Rat); or
                      ------------------------------


         (b)      if the Base Exchange Rate exceeds the Spot Rate,


 Face Amount - (Face Amount x  Base Exchange Rate - Spot Rate    Spot Rate); or


; provided,  however,  that in no event shall such  Principal  Amount be greater than twice the Face Amount or less than zero. If this Note is an OID Note, unless otherwise specified above, the term "Face Amount" when used in the above formula shall refer to the Amortized Face Amount, as described in Section 7 on the reverse hereof. An "OID Note" is (a) any Note that has been issued at an Issue Price lower, by more than a de minimis amount (as determined under United States federal income tax rules applicable to original issue discount instruments), than the Face Amount thereof and (b) any Note not identified in
(a) that for United States federal income tax purposes would be considered an original issue discount instrument.

         The amount of interest, if any, payable on any Interest Payment Date (as defined below) shall equal:


         Face Amount x Interest Rate2 x        Basic Exchange Rate   Spot Rate

If the Interest Rate on this Note may be reset at the option of the Company as set forth on the reverse hereof, the term "Interest Rate" when used in the above formula shall refer to the interest rate in effect during the relevant period.

                  The terms used in the preceding formulas shall have the following meanings:

                  "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: such day is (a) not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or required by law or regulation to close; (x) not a day on which banking institutions are authorized or required by law or regulation to close in the principal financial center of the country issuing the Indexed Currency and (y) a day on which banking institutions in such principal financial center are carrying out transactions in such Indexed Currency; and (b) if the Indexed Currency specified above is ECU, (x) not a day on which banking institutions are authorized or required by law or regulation to close in Luxembourg and (y) an ECU clearing day, as determined by the ECU Banking Association in Paris.

                  "Determination Date" means the second Exchange Rate Day prior to the date of Maturity.

                  "Exchange Rate Day" means any day which is a Business Day in The City of New York and the principal financial center of the country which recognizes the Indexed Currency as a unit of domestic exchange.

                  "Reference Dealers" means the three banks or firms specified above or, if any of them shall be unwilling or unable to provide the requested quotations, such other major money center bank or banks in The City of New York selected by the Company, in consultation with the Determination Agent, to act as Reference Dealer or Dealers in replacement therefor.

                  "Spot Rate" means the arithmetic mean of the open market spot offer quotations for the Indexed Currency (spot bid quotations for the U.S. dollars) obtained by the Determination Agent from the Reference Dealers in The City of New York at approximately 11:00 A.M., New York City time, on the Determination Date, for an amount of Indexed Currency equal to the Face Amount multiplied by the Base Exchange Rate, with settlement on the date of Maturity to be in the U.S. dollars; provided that if such quotations from the Reference Dealers are not available on the Determination Date due to circumstances beyond the control of the Company or the Determination Agent, the Spot Rate will be determined on the basis of the most recently available quotations from the Reference Dealers. The Spot Rate shall be expressed in units of the Indexed Currency per one U.S. dollar.

                  In the absence of manifest error, the determination by the Determination Agent of the Spot Rate and of the amount of principal and interest payable in respect of this Note shall be final and binding on the Company and the Holder hereof.

                  If this Note is subject to an Annual Percentage Reduction as specified above, the Redemption Price shall initially be the Initial Redemption Percentage of the Principal Amount of this Note on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Percentage Reduction of such Principal Amount until the Redemption Price is 100% of such Principal Amount.

                  In the event of any optional redemption by the Company, any repayment at the option of the Holder, acceleration of the maturity of this Note or other prepayment of this Note prior to the Maturity Date, the term "Maturity" when used herein shall refer, where applicable, to the date of redemption, repayment, acceleration or other prepayment of this Note.

                  Interest shall be payable from the Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for until the principal hereof is paid or made available for payment. Except as provided in the following paragraph, the Company will pay interest semiannually on February 15 and August 15 of each year (unless other Interest Payment Dates are specified above) (each an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Issue Date, and at Maturity; provided, that any payment of principal, premium, if any, or interest to be made on any Interest Payment Date or on a date of Maturity that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or date of Maturity, as the case may be, and no additional interest shall accrue as a result of such delayed payment. Each payment of interest hereon shall include interest accrued through the day before the Interest Payment Date or date of Maturity, as the case may be. Unless otherwise specified above, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months. In no event shall the interest rate of this Note be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

                  Unless otherwise specified above, the interest payable on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date indicated above (whether or not a Business Day) next preceding such Interest Payment Date; provided, that, notwithstanding any provision of the Indenture to the contrary, interest payable on any date of Maturity shall be payable to the Person to whom principal shall be payable; and provided, further, that, unless otherwise specified above, in the case of a Note issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

                  Unless otherwise indicated above, and except as provided below if this Note is a Global Security, payment of interest on this Note (other than interest payable at Maturity) will be made by wire transfer or by check; provided, that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate Face Amount of Notes of this series of like tenor and term, such Holder shall be entitled to receive interest payments in immediately available funds, but only if complete and appropriate instructions have been received in writing by the Trustee (or any duly appointed Paying Agent) on or prior to the applicable Regular Record Date. A Holder may, if so entitled (as provided above), elect to receive such payments in immediately available funds by providing complete and appropriate instructions to the Trustee (or any such Paying Agent), and all such payments will be made in immediately available funds to an account maintained by the payee with a bank located outside the United States or as otherwise provided above.

                  Unless otherwise indicated above, and except as provided below if this Note is a Global Security, payments of principal, premium, if any, and interest payable at Maturity will be made in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee (or any duly appointed Paying Agent) maintained for that purpose in the Borough of Manhattan, The City of New York (the "Corporate Trust Office"), provided, that this Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or any such Paying Agent) to make such payments in such funds in accordance with its normal procedures.

                  Unless otherwise specified above, if this Note is a Global Security, payments of interest (other than at Maturity) will be made in immediately available funds in accordance with existing arrangements between the Trustee (or any duly appointed Paying Agent) and the Depository. Unless otherwise specified above, if this Note is a Global Security, any principal, premium and/or interest payable hereon at Maturity will be paid by wire transfer in immediately available funds to an account specified by the Depository.

                  The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

                  References herein to "U.S. dollars" or "U.S.$" or are to the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

                  IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this instrument to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President, or one of its Vice Presidents, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.

Dated:

[SEAL]                              LEHMAN BROTHERS INC.


                                            By:_________________________________
Name:
Title:


                                            Attest:_____________________________
Name:
Title:



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO
  as Trustee


By:_________________________
         Authorized Officer

                                [REVERSE OF NOTE]


                              LEHMAN BROTHERS INC.
                 SENIOR SUBORDINATED MEDIUM-TERM NOTES, SERIES A
                               (Currency Indexed)

                  Section 1. General. This Note is one of a duly authorized series of Notes of the Company designated as the Senior Subordinated Medium-Term Notes, Series A (Currency Indexed) of the Company (herein called the "Notes"), limited in aggregate principal amount to $________________ (or such greater amount, if OID Notes are issued, as shall result in aggregate gross proceeds to the Company of $________________), subject to reduction as a result of the sale under certain circumstances of other debt securities of the Company. The foregoing limit, however, may be increased by the Company if in the future it determines that it may wish to sell additional Notes. The Notes are one of an indefinite number of series of debt securities of the Company (collectively, the "Securities") issued or issuable under and pursuant to an indenture, dated as of March 1, 1996 (the "Indenture"), duly executed and delivered by the Company and The First National Bank of Chicago as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions or repayment or repurchase rights (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided.

                  Section 2. Currency Exchanges. If the official unit of any component currency of a composite currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that original component currency as a component shall be replaced by amounts of such two or more currencies having an aggregate value on the date of division equal to the amount of the former component currency immediately before such division.

                  In the event of an official redenomination of the Indexed Currency (including, without limitation, an official redenomination of any such currency that is a composite currency), the obligations of the Company to make payments with reference to such currency shall, in all cases, be deemed immediately following such redenomination to be obligations to make payments with reference to that amount of redenominated currency representing the amount of such currency immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

                  All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder hereof, and the Exchange Rate Agent shall have no liability therefor.

                  Section 3. Redemption. If so specified on the face hereof, the Company may at its option redeem this Note in whole or from time to time in part on or after the date designated as the Initial Redemption Date on the face hereof (which shall not be prior to the first anniversary date of the original issuance hereof) at either a price based on a constant percentage of the Principal Amount of this Note as specified on the face hereof or at prices declining from the premium specified on the face hereof, if any, to 100% of the Principal Amount hereof, together, in each case, with accrued interest to the Redemption Date; provided, that permission of the Exchange for such redemption has been obtained. The Company may exercise such option by causing the Trustee to mail by first-class mail to the Holder hereof a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof in accordance with the terms of the Indenture. Unless otherwise specified on the face hereof, if less than all of the Notes with like tenor and terms to this Note are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

                  Section 4. Sinking Fund. Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

                  Section 5. Optional Repayment. If so specified on the face hereof, this Note will be repayable prior to the Maturity Date at the option of the Holder on the Optional Repayment Dates specified on the face hereof at the Optional Repayment Prices specified on the face hereof, together with accrued interest to the applicable Optional Repayment Date. Unless otherwise specified on the face hereof, in order for this Note to be so repaid, the Company must receive, at least 30 but not more than 45 days prior to an Optional Repayment Date, either (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the Face Amount hereof, the Face Amount to be repaid, the certificate number hereof or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of this repayment option shall be irrevocable, except as otherwise provided under Section 6. The repayment option may be exercised by the Holder of this Note with respect to less than the Face Amount then outstanding provided that the Face Amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment this Note shall be cancelled and a new Note or Notes for the remaining Face Amount hereof shall be issued in the name of the Holder of this Note.

                  Section 6. Optional Interest Reset. If so specified on the face hereof, the Interest Rate on this Note may be reset at the option of the Company, in the manner set forth below (unless otherwise specified on the face hereof), on the Optional Reset Date or Optional Reset Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee in writing of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date. Not later than five Business Days after receipt thereof, the Trustee will mail by first-class mail to the Holder of this Note a notice (the "Reset Notice") setting forth (i) the election of the Company to reset the interest rate, (ii) such new interest rate and (iii) the provisions, if any, for redemption during the period from such optional Reset Date to the next optional Reset Date or, if there is no such next Optional Reset Date, to the Maturity Date of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period. The Reset Notice shall be substantially in the form of Exhibit A to this Note. Upon the transmittal by the Trustee of a Reset Notice to the Holder of this Note, such new interest rate shall take effect automatically, and, except as modified by the Reset Notice and as described in the next paragraph, this Note will have the same terms as prior to the transmittal of such Reset Notice.

                  Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish an interest rate that is higher than the interest rate provided for in the Reset Notice for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to mail by first-class mail notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable and shall be mailed by the Trustee within five Business Days after receipt thereof. All Notes with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate for the Subsequent Interest Period.

                  If the Company elects to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment by the Company of this Note, or any portion hereof, on any Optional Reset Date at a price calculated with reference to the aggregate Face Amount hereof to be repaid, plus any interest accrued to, such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth above in Section 5 for optional repayment except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered this Note for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date; provided, however, that if such day is not a Business Day, then such notice may be given on the next succeeding Business Day.

                  Section 7. OID Notes. If this Note is an OID Note, unless otherwise specified on the face hereof, the amount payable in the event of redemption by the Company, repayment at the option of the Holder or acceleration of Maturity shall be calculated with reference to the Amortized Face Amount of this Note as of the date of such redemption, repayment or acceleration rather than with reference to the Face Amount hereof. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the Face Amount hereof that has accrued at the Yield to Maturity set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed the Face Amount.

                  Section 8. Principal Amount For Indenture Purposes. For the purpose of determining whether Holders of the requisite amount of Notes outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Note will be deemed to be the Face Amount.

                  Section 9. Modification and Waivers. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of each series of the Securities at the time Outstanding to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (a) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, (b) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, (c) reduce the amount of the principal of an OID Security that would be due and payable upon an Event of Acceleration or an Event of Default (both as defined in the Indenture)
(d) adversely affect any right of repayment at the option of the holder of any Security, (e) change any place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, (f) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date), (g) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture, or (h) modify any of the provisions of sections of the Indenture dealing with supplemental indentures, waivers of certain covenants or waivers of past defaults, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby. It is also provided in the Indenture that, prior to any declaration accelerating the Maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Acceleration or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, or the premium (if any) or interest, if any, on any of the Securities of such series, or in respect of a provision under which the Indenture cannot be modified without the consent of the holder of each outstanding security of such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  Section 10. Obligations Unconditional. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

                  Section 11. Defeasance. The Indenture contains provisions for the discharge of the Indenture and defeasance at any time of the indebtedness on this Note upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

                  Section 12. Authorized Form and Denominations. The Notes of this series are issuable only in registered form, without coupons. Unless otherwise set forth on the face hereof, Notes will be issued in Face Amount denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. Each Note will be issued initially as either a Book-Entry Note or a Certificated Note, at the option of the holders thereof, either at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose pursuant to the provisions of the Indenture, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, except for any tax or other governmental charges imposed in connection therewith. Notes of this series are exchangeable for a like aggregate Face Amount of Notes of this series of a different authorized denomination, except that Book-Entry Notes will not be exchangeable for Certificated Notes.

                  Section 13. Registration of Transfer. As provided in the Indenture and subject to certain limitations as therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer, at the Corporate Trust office or agency in a Place of Payment for this Note, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar requiring such written instrument of transfer duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate Face Amount, will be issued to the designated transferee or transferees.

                  If this Note is a Global Security and if at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be eligible under the Indenture, the Company shall appoint a successor Depository. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will issue, and the Trustee will authenticate and deliver, Notes in definitive form in an aggregate Face Amount equal to the Face Amount hereof.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary.

                  Section 14. Events of Acceleration; Events of Default. In case an Event of Default or an Event of Acceleration, as defined in the Indenture, with respect to Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series, in the case of an Event of Default, shall become, or in the case of an Event of Acceleration, may be declared and in accordance with such declaration shall become, due and payable and such acceleration or declaration may in certain events be rescinded, in the manner, with the effect and subject to the conditions provided in the Indenture. In the event that this Note is an OID Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 7 hereof. Upon payment (i) of the aggregate applicable amounts of principal of the Notes of this series so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

                  Section 15. Subordination; Regulatory Matters. The indebtedness evidenced by this Note, together with any interest accrued thereon and premium, if any, is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Note is issued subject to the provisions of the Indenture, and each Holder hereof, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  As provided in the Indenture, the Company's obligation to pay the principal of the Notes of this series at Stated Maturity or pursuant to any mandatory sinking fund shall be suspended if, after giving effect to such payment and the payment of certain other subordinated debt, the Company's "net capital" would be reduced below the minimum amounts of capital to be maintained by the Company as required by the various domestic exchanges, boards of trade and governmental agencies to which it is subject, all with the effect and to the extent provided in the Indenture. Optional redemptions are subject to similar suspensions and to the requirement that permission therefor of the Exchange (as defined in the Indenture) has been obtained. If payment is made of the principal of the Notes of this series notwithstanding the foregoing, the Holders of the Notes so paid are required to repay to the Company, its successors or assigns, the sum so paid; provided, however, that any suit for such recovery must be commenced within two years of the date of such payment. Each Holder hereof, by accepting the same, agrees to be bound by such provisions.

                  Section 16. No Recourse Against Certain Persons. No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any Indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  Section 17. Defined Terms. All terms used but not defined in this Note are used herein as efined in the Indenture.

                  Section 18. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            OPTION TO ELECT REPAYMENT


          The undersigned owner of this Note hereby irrevocably elects to have the Company repay the Face Amount of this Note or portion hereof below designated at (i) the Optional Repayment Percentage multiplied by the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Repayment Date, if this Note is to be repaid pursuant to the Optional Repayment provision described in Section 5 hereof, or (ii) 100% of the Principal Amount of this Note to be repaid in respect of such Face Amount plus accrued interest to the Optional Reset Date, if this Note is to be repaid pursuant to the Optional Interest Reset provision described in Section 6 hereof. Any such election is irrevocable except as provided in Section 6 hereof.


Dated: ____________________                    _________________________________
                                               Signature
                                               Sign exactly as name appears on
                                               the front of this Note
                                               [SIGNATURE GUARANTEED - required
                                               only if Notes are to be issued
                                               and delivered to other than the
                                               registered Holder]


Face Amount to be repaid, if amount to        Fill in for registration of Notes
be repaid is less than the Face Amount        if to be issued otherwise than
of this Note (Face Amount remaining           to the registered Holder:
must be an authorized denomination)
                                               Name:  __________________________
                                               Address: _______________________

                                                       -----------------------
                                             (Please print name and
                                              address including zip code)
$------------------------



                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                              ---------------------------------

                                  ABBREVIATIONS


                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM  -  as tenants in common
           TEN ENT  -  as tenant by the entireties
           JT TEN   -  as joint tenants with right of survivorship and not as
                       tenants in common

           UNIF GIFT
           MIN ACT  -     Custodian
                           (Cust)               (Minor)
                          Under Uniform Gifts to Minors Act

                         -------------------------------------
                          (State)

Additional abbreviations may also be used though not in the above list.

                       FOR VALUE RECEIVED, the undersigned
                 hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



Please print or type name and address, including zip code of assignee the within Note of LEHMAN BROTHERS INC. and all rights thereunder and does hereby irrevocably constitute and appoint

                                                       Attorney to transfer the
said Note on the books of the within-named Company, with full power of substitution in the premises.

Dated: ________________________________

SIGNATURE GUARANTEED:____________________________________________

                                            NOTICE:   The   signature   to  this
                                            assignment  must correspond with the
                                            name as it appears  upon the face of
                                            the within Note in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.

                                                        EXHIBIT A


                                  RESET NOTICE


                              LEHMAN BROTHERS INC.
                 Senior Subordinated Medium-Term Notes, Series A
                               (Currency Indexed)
                            CUSIP No. _______________
                            Registered Nos. ____-____


                  LEHMAN BROTHERS INC., a corporation duly organized and existing under tho laws of the State of Delaware (the "Company"), is the issuer of the above-referenced Notes (the "Notes"). Capitalized terms used herein and not defined are used as defined in the Notes.

                  The Company hereby elects to reset the Interest Rate set forth on the face of the Notes. On and after __________1/, the Interest Rate shall be
- ----------------------------.


          Each Holder of a Note has the option to elect repayment by the Company of such Note, or any portion thereof, on any Optional Reset Date pursuant to the terms of such Note. The Notes may be repaid on the dates and at the prices set forth below:

                  Date                     Redemption Price



          IN WITNESS WHEREOF, Lehman Brothers Inc. has caused this Reset Notice to be signed by its Chairman of the Board, one of its Vice Chairmen of the Board, its President, its Treasurer or one of its Vice Presidents and to be attested by its Secretary or one of its Assistant Secretaries.

Dated:

                                            LEHMAN BROTHERS INC.


                                            By:_________________________________
                                            Title:


                                            Attest:_____________________________
                                                     Title:



1/       Insert applicable Optional Reset Date.